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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporation by reference) in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File Nos. 33-66554 and 33-90244.

                                                                          ARTHUR
                                                                        ANDERSEN
                                                                             LLP
San Jose, California
December 19, 1996